Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. 1350

(Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Azteca Acquisition Corporation (the “Company”) for the quarter ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Gabriel Brener, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2012	/s/ Gabriel Brener
Gabriel Brener Chief Executive Officer (Principal executive officer)